Exhibit 99.2

CONSULTING AGREEMENT

AGREEMENT (this “Agreement”) is made effective as of this 6th day of October, 2004 (the “Effective Date”) by and between IMCO Recycling Inc., a Delaware corporation (the “Company”), and Don Navarro, a resident of Dallas County, Texas (“Navarro”).

WITNESSETH

WHEREAS, on or about the time that the Company entered into that certain Agreement and Plan of Merger dated as of June 16, 2004 by and among the Company, Silver Fox Acquisition Company and Commonwealth Industries, Inc. (“Commonwealth”), Navarro had indicated his desire to resign as a member of the Board of Directors of the Company when the merger transaction was completed;

WHEREAS, Navarro has been a director of the Company on a continuing basis since 1986, and during that period (but not after 2001), he also performed certain consulting services for the Company from time to time;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Navarro has resigned as a director of the Company and as a member of all committees of the Board of Directors of the Company, and the Board of Directors of the Company has accepted his resignation, all effective immediately;

WHEREAS, the parties hereto acknowledge and agree that Navarro’s role as a long-standing board member as well as a consultant to the Company has given him unique knowledge and experience relating to the business of the Company;

WHEREAS, the Company desires to engage Navarro to serve in a consulting and advisory capacity with the Company with respect to the business of the Company and other matters, and Navarro desires to so assist the Company, all upon and subject to the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties agree as follows:

1. Engagement.

(a) The Company hereby engages Navarro, and Navarro hereby accepts such engagement, subject to the terms and conditions herein set forth.

(b) Navarro shall perform such consultative and advisory services for the Company with respect to the business of the Company as requested from time to time by the Chief Executive Officer or the Chairman of the Board of the Company. It is currently estimated that such services shall not require more than 100 hours per month. Navarro shall use his best efforts to cooperate and assist the Company in its endeavors.

(c) It is expressly understood and agreed that Navarro shall perform his duties hereunder as an independent contractor. Navarro shall not be considered an agent of the Company nor shall he have authority to contract in the name of or bind the Company, except as expressly agreed to in writing by the Company. Under no circumstances shall Navarro be, or be deemed to be, an employee of the Company for any purpose, including without limitation, for purposes of employee benefits, compensation and perquisites.

(d) Navarro agrees to promote aggressively (i) the value of the Company’s proposed merger with Commonwealth and the other transactions contemplated thereby, and (ii) the leadership transition with the Company’s management and staff, and will work to ensure a smooth transition to IMCO’s successor executive and operational management.

2. Term.

The term of this Agreement shall commence on the date hereof and shall be in effect for a term of four (4) months, expiring on February 6, 2005.

3. Compensation.

As compensation for the services to be rendered by Navarro hereunder, the Company agrees to pay to Navarro a consulting fee of $25,000 per month, with the first payment payable on the date hereof and thereafter payable monthly on the first day of each month during the term of this Agreement, with the last such payment to be reduced by $8,250. The Company shall reimburse Navarro for all reasonable out-of-pocket expenses incurred by him in connection with his consulting engagement under this Agreement. Except as expressly provided hereunder, Navarro shall not be entitled to any additional compensation or other sums in connection with his rendering services hereunder or otherwise.

4. Covenants.

(a) Confidential Information. Navarro acknowledges that during all prior periods of service to the Company and its subsidiaries as a director and consultant, and during the course of his consultancy hereunder, Navarro has had and will continue to have access to certain confidential information, documents and other materials relating to the business of the Company which are not generally known to persons outside the Company. Navarro acknowledges that the business and services of the Company Entities (as that term is defined in Section 4(d) below, are highly specialized and that the following information is not generally known, is highly confidential and constitutes trade secrets and proprietary technical and business information relating to the Company Entities: plans, analyses and strategies concerning future business prospects and opportunities; possible acquisitions or new ventures; operating, melting and processing techniques; development plans or introduction plans for products or services; unannounced products or services; operation costs; pricing of products or services; research and development; personnel information; manufacturing processes, installation, service, and distribution procedures and processes; customer lists; know-how relating to the design, manufacture, and marketing of the Company Entities’ services and products, including components and parts thereof; non-public information concerning the requirements and specifications of the Company Entities’ agents, vendors, contractors, customers and potential customers, and non-public financial information, business and marketing plans, pricing and price lists of the Company Entities (collectively, “Confidential Information”). Navarro agrees that any Confidential Information conceived or developed by Navarro during his consultancy will be the exclusive property of the Company, and agrees to promptly disclose such Confidential Information to the Company and perform all actions reasonably requested by the Company to establish and confirm such ownership. Except as specifically authorized by the Company, Navarro will not, during or after his consultancy hereunder, disclose Confidential Information to any third person, firm or entity or use Confidential Information for his own purposes or for the benefit of any third person, firm or entity other than (1) after advance notice to and consultation with the Company as may be legally required in response to any summons, order or subpoena issued by a court or other government agency, or (2) such Confidential Information which is or becomes available or known to the general public or the Company’s industry by the Company and through no act or failure to act by Navarro. In furnishing services for the Company, Navarro will refrain from unauthorized use or disclosure of information, documents or other materials owned by third parties.

(b) Company Documents. Upon the termination of his consultancy, Navarro will deliver to the Company all documents and other property containing Confidential Information which are then in Navarro’s possession or control.

(c) Covenants Not to Compete. Navarro agrees that during the term hereof and within the geographic area of the United States of America, Europe, Mexico and Brazil, Navarro shall not (a) solicit, contact, or communicate with any person, company, or business that was a client, customer, or prospective client or customer of the Company for the purpose of engaging in the Same or a Similar Business as the Company, as defined herein; nor (b) engage in the Same or a Similar Business as the Company, including working for any company or business as an agent, consultant, partner, executive, officer or independent contractor. Navarro acknowledges and agrees that these non-competition covenants shall survive any termination of this Agreement and shall be fully enforceable by the Company or its successor or assignee during the term of Navarro’s consulting engagement hereunder or subsequent to the termination of his consulting services hereunder. The term “Same or a Similar Business as the Company” shall be defined as including (i) the aluminum recycling, specialty alloy production and aluminum sheet manufacturing businesses; and (ii) the zinc recycling and zinc oxide production businesses; and (iii) any other business in which the Company engages during the term of this Agreement. Navarro acknowledges and agrees that the agreements set forth above are ancillary to an otherwise enforceable agreement and supported by independent, valuable consideration as required by TEX. BUS. & COM. CODE ANN. §15.50. Navarro further acknowledges and agrees that the limitations as to time, geographical area, and scope of activity to be restrained are reasonable and acceptable to Navarro and do not impose any greater restraint than is reasonably necessary to protect the goodwill and other business interests of the Company. Navarro further agrees that if, at some later date, a court of competent jurisdiction determines that these agreements do not meet the criteria set forth in TEX. BUS. & COM. CODE ANN. § 15.50(2), these agreements shall be reformed by the court, pursuant to TEX. BUS. & COM. CODE ANN. § 15.51(c), and enforced to the maximum extent permitted under Texas law.

(d) Release.

(i) Navarro and the Company agree and acknowledge that (A) Navarro has for a number of years and from time to time performed consulting services for the Company as an independent contractor and the Company has fully compensated Navarro for such prior consulting services, and (B) contemporaneously herewith, Navarro is resigning his positions as a member of the Board of Directors as of the Company and as member of all committees (standing, special, ad hoc, subcommittee or otherwise) of the Board of Directors of the Company and is terminating any and all other positions or relationships with the Company and its subsidiaries, except for his specific role as a consultant hereunder subject to and in accordance with the terms of this Agreement. In light of such resignation by Mr. Navarro and the services he has previously performed as a consultant of the Company, Navarro and the Company each agree that the terms and provisions of this Section 4(d) are in the mutual best interests of each party.

(ii) In return for the consideration described herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Navarro hereby, except as otherwise expressly provided in this Agreement, releases, individually and collectively, the Company and each and every subsidiary of the Company (each, a “Company Entity,” and together the “Company Entities”), and their respective affiliates and their respective directors, officers, employees, agents, representatives and other persons acting on behalf of any of the Company Entities (collectively referred to as the “Parties Released”) from any and all liabilities, demands, claims, damages, or suits of whatsoever nature that Navarro may have against the Parties Released. Except as otherwise provided in this Agreement, and not by way of any limitation, Navarro releases the Parties Released from all liabilities, damages, claims or suits of whatsoever nature that Navarro may have against the Parties Released arising from or in any way related to his prior services as a consultant, any oral or written contract of employment or services, and his service as a board member or as a stockholder of, or in any other capacity with, any Company Entity, and from any and all liabilities, demands, claims or suits that Navarro may have against any of the Parties Released arising from any act occurring prior to the date of this Agreement. This is a full and general release of all known and unknown claims by Navarro, if any.

(iii) Navarro expressly acknowledges that he would not be entitled to any of the consideration described herein if he did not first execute this Agreement that is enforceable against him. Except for this Agreement, Navarro has no agreement or understanding with any Company Entity that gives him any right or claim to any remuneration, compensation or other type of consideration other than (A) his special recognition bonus award granted to him as a director contemporaneously herewith, (B) his Company stock options and (C) his Company common stock previously issued to him as part of his directors fees, whether or not payment of such consideration first requires a release to any Company Entity or the Parties Released.

(iv) Navarro agrees that he will never sue any of the Parties Released concerning any claim Navarro may have arising from or relating to (a) Navarro’s service as a director of the Company, or (b) Navarro’s serving as consultant to any Company Entity (except his service as a consultant under this Agreement or any other consulting agreement he may enter into and execute with the Company or any other Company Entity after the Effective Date).

(e) Non Disparagement. Navarro and the Company agree that they shall not make or publish any disparaging statements (whether written, electronic or oral) regarding, or otherwise malign the business reputation of, either Navarro or any Company Entity or any Company Entity’s directors, officers, partners, managers, members or employees. Navarro confirms by his execution and delivery hereof that that there are no, and there have been no, disagreements with the Company’s Board of Directors or management on any matter relating to the Company’s operations, policies or practices.

(f) Cooperation. To the extent that the Company determines that Navarro possesses information relevant to litigation, potential litigation, investigations by government agencies, potential investigations by government agencies, internal Company investigations, or otherwise, that relates to activities that occurred during the term of Navarro’s serving as director of the Company or thereafter, or about which Navarro has or may have knowledge, Navarro agrees to make himself available at the Company’s request to provide information and assistance, including, but not limited to, interviews, deposition testimony, pretrial preparation and trial testimony to respond to requests for information from government authorities and otherwise. The Company agrees to attempt to accommodate Navarro’s other commitments in scheduling any such interviews, depositions, pretrial preparation and trial testimony, or information requests, insofar as is practicable to minimize any inconvenience to Navarro.

(g) Validity. Navarro hereby waives any and all right to contest the validity of any of his covenants contained herein on grounds of the breadth of its geographic scope or the length of its term, and agrees that, if he breaches, or threatens to commit a breach of such covenants, the Company shall have, in addition to, and not in lieu of, any other rights and remedies available to it under law or in equity, the right to have the covenants specifically enforced by any court of competent jurisdiction, it being agreed by Navarro that any breach or threatened breach of these covenants would cause irreparable injury to the Company.

5. No Impediment to Agreement.

Navarro is not, as of the date hereof, and will not be, during the term of this Agreement, employed under contract, oral or written, by any person, firm or entity, or bound by the provisions of any restrictive covenant or confidentiality agreement, and is not aware of any other circumstance or condition (legal or otherwise) which would, in any of such cases, constitute an impediment to, or restriction upon, Navarro’s ability to enter into this Agreement and to perform the services of Navarro’s consultancy hereunder. Notwithstanding anything else to the contrary contained herein, if Navarro violates Section 4 of this Agreement in any respect, the Company shall be entitled to immediately stop making any further payments that may be required under Section 3 hereof until such violation ceases or is cured to the Company’s reasonable satisfaction.

6. Notices.

All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered to the persons identified below, (b) one day after deposit, postage prepaid, with a nationally recognized airline courier, (c) seven calendar days after mailing, with proper postage, by certified or registered mail, prepaid, return receipt requested, addressed as follows:

If to Navarro:

Don Navarro

2626 Howell, Suite 880

Dallas, TX 75204

Telecopier No.: 214-220-2470

With a copy to:

If to the Company:

IMCO Recycling Inc.

Central Tower at Williams Square

5215 North O’Connor Blvd.

Suite 1500

Irving, TX 75039

Telecopier No.: 972-401-7270

Attention:         Jeffrey S. Mecom, Esq.

With a copy to:

Fulbright & Jaworski L.L.P.

1301 McKinney St., Suite 5100

Houston, TX 77010

Telecopier No.: 713-651-5472

Attention:         Marc H. Folladori, Esq.

or (d) on the date of receipt if sent by telecopy, and confirmed in writing in the manner set forth in (b) on or before the next day after the sending of the telecopy. Such addresses and numbers may be changed, from time to time, by means of a notice given in the manner provided in this Section 6.

7. Severability.

Any provision of this Agreement which is held to be invalid and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the law of conflicts. In the event of any suit, action or proceeding among the parties, the parties hereby consent to the jurisdiction of the federal and state courts located in Dallas County, Texas, and agree that the prevailing party shall be entitled to reasonable attorneys’ fees and other costs and expenses (including without limitation, travel expenses) incurred in litigating, enforcing or otherwise resolving or settling such suit, action or proceeding.

9. Successors and Assigns.

The services to be performed by Navarro hereunder are personal and may not be assigned. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Navarro and his heirs and representatives. The Company may assign this Agreement to a successor in interest to its business, provided that any such assignee affirmatively adopts and agrees to fulfill all obligations to Navarro hereunder.

10. Complete Agreement.

This Agreement constitutes the entire agreement between the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

11. Waiver.

Waiver of the breach of any term or the failure of any condition of this Agreement by any party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

12. Survival.

The expiration of Navarro’s consultancy hereunder shall not affect the enforceability of Section 4 hereof.

13. Amendments.

This Agreement shall not be amended or modified except by a writing duly executed by the parties hereto.

14. Headings.

The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

15. Counterparts and Facsimile Signatures.

This Agreement may be signed in counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. For purposes of this Agreement, a facsimile copy of a party’s signature shall be sufficient to bind such party.

16. Remedies.

Any remedy chosen by the parties hereto shall be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

17. Third Parties.

Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their successors or assigns any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

IMCO Recycling Inc.

By:	/s/ Jeffrey S. Mecom
Vice President

/s/ Don Navarro
Don Navarro